Operating lease (Details)	12 Months Ended
Dec. 31, 2019 USD ($)
Lease cost
Operating lease cost	$ 184,326
Short term lease	440,710
Total lease cost	625,036
Cash paid for amounts included in the measurement of lease liabilities
Operating cash flows from operating leases	566,512
Right-of-use assets obtained in exchange for new operating lease liabilities	$ 58,524
Weighted-average remaining lease term - operating lease	19 months
Weighted-average discount rate - operating lease	6.75%